EXHIBIT C

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF GMFCT,
NWD, NATIONWIDE FINANCIAL, AND NORTHPOINTE

     The name, address and principal occupation of each of the directors and principal executive officers of GMFCT are set forth below.

Name and Address	Principal Occupation	Position with GMFCT
John H. Grady	President of NWD	President
NWD Investment Management, Inc.	Investment Management,
1200 River Road, Suite 1000	Inc., parent company
Conshohocken, PA 19428	of GMFCT, GMCM,
NorthPointe, NSA, GSACT,
GISI, and GDSI (“NWD
Investments Group”);
President and CEO of the
Trust.

Gerald J. Holland	Senior Vice President and	Senior Vice President
NWD Investment Management, Inc.	Chief Operating Officer of	and Chief Operating
1200 River Road, Suite 1000	NWD Investments Group;	Officer
Conshohocken, PA 19428	Treasurer of the Trust.

Eric E. Miller	Senior Vice President,	Senior Vice President,
NWD Investment Management, Inc.	General Counsel and	General Counsel and
1200 River Road, Suite 1000	Assistant Secretary of	Assistant Secretary
Conshohocken, PA 19428	NWD Investments Group;
Secretary of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and
NWD Investment Management, Inc.	Compliance Officer of NWD	Chief Compliance
1200 River Road, Suite 1000	Investments Group; Chief	Officer
Conshohocken, PA 19428	Compliance Officer of the
Trust.

Gerald T. Nichols	Senior Vice President, Head	Senior Vice President,
NWD Investment Management, Inc.	of Fixed Income, NWD	Head of Fixed Income
1200 River Road, Suite 1000	Investment Management,
Conshohocken, PA 19428	Inc.

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management, Inc.	Investment Management,
1200 River Road, Suite 1000	Inc.
Conshohocken, PA 19428

Douglas Castagna	Senior Vice President-	Senior Vice President-
NWD Investment Management, Inc.	US Head of Finance and	US Head of Finance
1200 River Road, Suite 1000	Accounting and Treasurer,	and Accounting and
Conshohocken, PA 19428	NWD Investments Group.	Treasurer

     The name, address and principal occupation of each of the directors and principal executive officers of NWD Investment Management, Inc. are set forth below.

Position with
NWD Investment
Name and Address	Principal Occupation	Management, Inc.
John H. Grady	President of NWD	Director and President
NWD Investment Management,	Investments Group; President
Inc.	and CEO of the Trust.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Harry H. Hallowell	Senior Vice President and	Director
One Nationwide Plaza	Treasurer, Nationwide
Columbus, OH 43215	Insurance.

Robert A. Rosholt	Executive Vice President,	Director
One Nationwide Plaza	Chief Financial Officer,
Columbus, OH 43215	Finance, Investments and
Strategy, Nationwide Mutual.

Gerald J. Holland	Senior Vice President and	Senior Vice President
NWD Investment Management,	Chief Operating Officer of	and Chief Operating
Inc.	NWD Investments Group;	Officer
1200 River Road, Suite 1000	Treasurer of the Trust.
Conshohocken, PA 19428

Eric E. Miller	Senior Vice President,	Senior Vice President,
NWD Investment Management,	General Counsel and	General Counsel and
Inc.	Assistant Secretary of NWD	Assistant Secretary
1200 River Road, Suite 1000	Investments Group; Secretary
Conshohocken, PA 19428	of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and Chief
NWD Investment Management,	Compliance Officer of NWD	Compliance Officer
Inc.	Investments Group; Chief
1200 River Road, Suite 1000	Compliance Officer of the
Conshohocken, PA 19428	Trust.

Gerald T. Nichols	Senior Vice President, Head	Senior Vice President,
NWD Investment Management,	of Fixed Income, NWD	Head of Fixed Income
Inc.	Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management,	Investment Management, Inc.
Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Douglas Castagna	Senior Vice President-	Senior Vice President-
NWD Investment Management,	US Head of Finance and	US Head of Finance
Inc.	Accounting and Treasurer,	and Accounting and
1200 River Road, Suite 1000	NWD Investments Group.	Treasurer
Conshohocken, PA 19428

     The name and principal occupation of each of the directors and principal executive officers of Nationwide Financial are set forth below. The address of each person listed below is One Nationwide Plaza, Columbus, OH 43215.

Position with Nationwide
Name	Principal Occupation	Financial
W.G. Jurgensen	Chief Executive Officer	Director and Chief Executive
	Nationwide Insurance	Officer
Joseph A. Alutto	Dean of Fisher College of	Director
Business, The Ohio State
University and Executive
Dean for the Professional
Colleges at The Ohio State
University.
James G. Brocksmith, Jr.	Retired	Director
Keith W. Eckel	President,	Director
Eckel Farms, Inc.
Lydia M. Marshall	Retired	Director
Donald L. McWhorter	Retired	Director
David O. Miller	Retired	Director
Martha Miller de Lombera	Retired	Director
James F. Patterson	President,	Director
Patterson Farms, Inc.
Gerald D. Prothro	Retired	Director
Arden L. Shisler	Retired	Director
Alex Shumate	Managing Partner	Director
Squire, Sanders & Dempsey
LLP
Mark R. Thresher	President and Chief Operating	President and Chief Operating
	Officer	Officer
Patricia Hatler	Executive Vice President and	Executive Vice President and
	Chief Legal and Governance	Chief Legal and Governance
	Officer	Officer
Terri Hill	Executive Vice President and	Executive Vice President and
	Chief Administrative Officer	Chief Administrative Officer
Michael C. Keller	Executive Vice President-	Executive Vice President-Chief
	Chief Information Officer	Information Officer
James R. Lyski	Executive Vice President-	Executive Vice President-Chief
	Chief Marketing Officer	Marketing Officer
Robert A. Rosholt	Executive Vice President,	Executive Vice President-
	Chief Financial Officer,	Finance, Investments and
	Finance, Investments and	Strategy
Strategy, Nationwide Mutual
Timothy G. Frommeyer	Senior Vice President and	Senior Vice President and
	Chief Financial Officer	Chief Financial Officer
Harry H. Hallowell	Senior Vice President and	Senior Vice President and
	Treasurer	Treasurer
Gail G. Snyder	Senior Vice President-Chief	Senior Vice President, Chief
	Investment Officer	Investment Officer

     The name, address and principal occupation of each of the directors and principal executive officers of NorthPointe are set forth below.

Name and Address	Principal Occupation	Position with NorthPointe
John H. Grady	President of NWD	Director and President
NWD Investment Management, Inc.	Investments Group; President
1200 River Road, Suite 1000	and CEO of the Trust.
Conshohocken, PA 19428

Robert A. Rosholt	Executive Vice President,	Director
One Nationwide Plaza	Chief Financial Officer,
Columbus, OH 43215	Finance, Investments
and Strategy, Nationwide
Insurance.

Michael P. Hayden	Managing Director of	Managing Director
NorthPointe Capital LLC	NorthPointe.
101 West Beaver Road, Suite 745
Troy, Michigan 48084

Jeffrey C. Petherick	Portfolio Manager,	Director
NorthPointe Capital LLC	NorthPointe.
101 West Beaver Road, Suite 745
Troy, Michigan 48084

Gerald J. Holland	Senior Vice President and	Senior Vice President and
NWD Investment Management, Inc.	Chief Operating Officer of	Chief Operating Officer
1200 River Road, Suite 1000	NWD Investments Group;
Conshohocken, PA 19428	Treasurer of the Trust.

Eric E. Miller	Senior Vice President,	Senior Vice President,
NWD Investment Management, Inc.	General Counsel and	General Counsel and
1200 River Road, Suite 1000	Assistant Secretary of NWD	Assistant Secretary
Conshohocken, PA 19428	Investments Group; Secretary
of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and Chief
NWD Investment Management, Inc.	Compliance Officer of NWD	Compliance Officer
1200 River Road, Suite 1000	Investments Group; Chief
Conshohocken, PA 19428	Compliance Officer of the
Trust.

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management, Inc.	Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Douglas Castagna	Senior Vice President-	Senior Vice President-
NWD Investment Management, Inc.	US Head of Finance and	US Head of Finance and
1200 River Road, Suite 1000	Accounting and Treasurer,	Accounting and Treasurer
Conshohocken, PA 19428	NWD Investments Group.